UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

    Date of Report (Date of earliest event reported) April 7, 2005

		     	   SOUTH TEXAS OIL COMPANY
              (Exact name of Registrant as specified in charter)

                                NUTEK OIL, INC.
     		         (Former name, if applicable)


         Nevada                    0-50732              74-2949620
(State or other jurisdiction      (Commission         (I.R.S. Employer
       of incorporation)          File Number)         Identification)

           6330 McLeod Drive, Suite 1, Las Vegas, NV        89120
          (Address of principal executive offices)       (Zip Code)

  Registrant's telephone number, including area code:  (702) 262-2061

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]  Soliciting  material  pursuant  to  Rule  14a-12  under the Exchange Act
(17 CFR 240.14a-12)

[   ]  Pre-commencement  communications  pursuant  to Rule 14d-2(b)  under  the
Exchange Act (17 CFR 40.14d-2(b))

[   ]   Pre-commencement  communications pursuant to Rule  13e-4(c)  under  the
Exchange Act (17 CFR 240.13e-4 (c))

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SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01    Entry into a Material Definitive Agreement.

On November 3, 2004, the Company filed an 8-K information statement reporting that on November 2, 2004, there was a special meeting of the majority of the Board of Directors in which the Board approved the appointment of Conrad Humbke as Board Member of the Company. Shareholders representing a majority ownership in the company consented and approved this action. Attached as Exhibit 10.13 is the Executive Stock Option Agreement for Conrad Humbke offered to him as a result of his Board Appointment.

SECTION 2 - FINANCIAL INFORMATION

ITEM 2.01  Completion of acquisition or disposition of assets.

On April 1, 2005, the Company completed the purchase of the leases, farm-outs and mineral interests held by JGM Oil Investments, LLC in Atascosa County, Texas insofar as they cover the following minimum net revenue interests (NRI).

Minimum Net Revenue Interest (NRI)

A. G.O. Davidson Lease, a minimum of a seventy and 4/10 percent (70.4%) net revenue interest (NRI).

B. Oldjamie Lease, a minimum of a sixty five and 925/1000 percent (65.925%) net revenue interest (NRI).

C. Diamond Head Lease, a minimum of a fifty seven percent (57%) net revenue interest (NRI).

D. Fowler A Lease, a minimum of a fifty eight and 1/8 percent (58.125%) net revenue interest (NRI).

E. Fowler C Lease, a minimum of a sixty three percent (63%) net revenue interest (NRI).

The Company additionally purchased all of the personal property associated with the oil wells on the lands described in the Purchase Agreement attached as
Exhibit 10.14 including, but not limited to, all well equipment, spare equipment and tank batteries. Equipment will be sold "as is".

The total purchase price was three hundred seven thousand four hundred twenty-six dollars ($307,426) made up as follows; Purchase of all mineral acreage at a price of one hundred dollars ($100.00) per acre. Total price for the acreage was sixty nine thousand four hundred ten and no/100 dollars ($69,410). Purchase of all equipment was at a depreciated price of forty five percent (45%) of the replacement value. Total price for equipment was two hundred thirty eight thousand sixteen and no/100 dollars ($238,016).


The method of payment will be as follows; The issuance of five hundred twelve thousand three hundred seventy-seven (512,377) shares of Nutek Oil, Inc restricted stock representing fifty percent (50%) of the purchase price at $0.30 per share, calculated as the prior thirty (30) day average closing price from the date of closing. The remaining amount of one hundred fifty three thousand seven hundred thirteen and no/100 dollars ($153,713) will be paid monthly for a period of thirty six (36) months with interest of seven percent (7%) accruing on the outstanding balance. The monthly payment amount is not to exceed the income from the minimum net revenue interest (NRI) from the prior month's production. Payment will be adjusted accordingly and the remaining balance increased by the monthly shortfall should any occur.

The purchase price of the leases and assets were based on current market conditions as well as the historical purchase prices made by the Company for acreage and a determination of the current replacement value of the equipment.

A material relationship exists between JGM Oil Investments, LLC and Nutek Oil, Inc in so far as both Mr. Conradie the President/CEO and a Director of Nutek Oil, Inc and Mr. Jason Griffith, the Chief Financial Officer and a Director of Nutek Oil, Inc have a combined majority ownership of JGM Oil Investments, LLC.

SECTION 3 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 3.02  Unregistered Sales of Equity Securities.

On April 1, 2005, the Company purchased the leases, farm-outs and mineral interests held by JGM Oil Investments, LLC in Atascosa County, Texas. The information set forth under 2.01, Completion of acquisition or disposition of assets, above is incorporated herein by reference.

The following is the unregistered securities sold by the company on April 1, 2005 to Nutek Oil's executives and shareholders under the Purchase Agreement.

On April 1, 2005, 256,189 restricted shares of common stock were issued to Mr. Conradie, the President/CEO and Director of Nutek Oil.

On April 1, 2005, 128,094 restricted shares of common stock were issued to Mr. Griffith, the Chief Financial Officer and Director of Nutek Oil.

On April 1, 2005, 128,094 restricted shares of common stock were issued to the remaining owners of JGM Oil Investments, LLC.

The Company is relying on the exemption from registration relating to sales or offerings that do not involve any public offering or solicitation pursuant to
Section 4(2) under the Securities Act of 1933 promulgated pursuant thereto. The sale of the securities was conducted without general solicitation or advertising. The certificates evidencing the shares of common stock issuable as a result of the Purchase Agreement will bear restrictive legends permitting the transfer thereof only in compliance with applicable securities laws. The Investors have represented their intention to acquire the securities for investment purposes and not with a view to or for distribution in these transactions. Each Investor had adequate access to information about the Company through such person's relationship with the Company or through information provided to them.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01  Financial Statements and Exhibits.

     (a) Financial Statements of Assets Acquired.

              Not applicable.

     (b) Pro Forma Financial Information.

      If pro forma Information is required, as permitted by Item 9.01(b)(2) of Form 8-K, we will file the pro forma financial information required by Item 9.01(b)(1) of Form 8-K by amendment to this Current Report on Form 8-K on or prior to 71 calendar days from the date we are required to report the Purchase Agreement - Mineral Acres, on this Current Report on Form 8-K.

     (c) Exhibits

Exhibit Number      Description

10.13               Executive Stock Option Agreements (Conrad Humbke)

10.14               Purchase Agreement - Mineral Acres

          SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 6, 2005

               South Texas Oil Company

               By: /s/ Murray N. Conradie
               -----------------------------
               Murray N. Conradie, Chief Executive Officer